UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 26, 2009

Intermec, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

6001 36th Avenue West Everett, Washington www.intermec.com		98203-1264
(Address of principal executive offices and internet site)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In keeping with other expense reduction measures, our Board of Directors voted to reduce by 25% the value of the 2009 annual awards of stock options and restricted deferred stock units to be made to our nonemployee directors, pursuant to an Amendment to the Director Compensation Program under the Intermec, Inc. 2008 Omnibus Incentive Plan (the "Amendment").  The Black-Scholes value of stock options to be awarded to each nonemployee director in 2009 was reduced from $80,000 to $60,000.  The value of restricted deferred stock units to be awarded to each nonemployee director in 2009, based on fair market value of our common stock on the date of grant, also was reduced from $80,000 to $60,000.

The Amendment was approved by our Board of Directors upon the recommendation of its Governance and Nominating Committee on May 26, 2009.  The Amendment is filed herewith as Exhibit 10.1.

The reduction of the 2009 equity grants to nonemployee directors described above follows reductions made earlier this year in the salaries of executive officers for 2009 and in the cash-denominated retainer and meeting fees of our nonemployee directors for 2009, as disclosed in our Current Report on Form 8-K dated February 4, 2009.

Item 8.01	Other Events.

On May 27, 2009, we held our 2009 Annual Meeting of Stockholders.  According to the preliminary tabulation, over 90% of our shares outstanding were present in person or by proxy.

Proposal 1 related to the election of directors.  At the meeting, all nine of the incumbent director nominees were elected for a term expiring at the next Annual Meeting of Stockholders, and when their respective successors are elected and qualified.  According to preliminary results of the voting, each nominee received the affirmative vote of holders of more than 96% of the shares present and voting at the meeting, including votes “against” the nominee.  The directors elected at our annual meeting were:

•	Patrick J. Byrne
•	Eric J. Draut
•	Gregory K. Hinckley
•	Lydia H. Kennard
•	Allen J. Lauer
•	Stephen P. Reynolds
•	Steven B. Sample
•	Oren G. Shaffer, and
•	Larry D. Yost.

Proposal 2, an advisory proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2009, received the votes of a majority of the shares present and was approved.

These were the only items submitted to a vote of the stockholders at our 2009 Annual Meeting of Stockholders.

Information regarding the final voting results on matters submitted to a vote of security holders will be included in our Report on Form 10-Q for the second quarter of 2009.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Description
10.1	Amendment No. 2 to the Director Compensation Program under the Intermec, Inc. 2008 Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 Intermec, Inc.
            (Registrant)

Date: May 28, 2009	By: /s/ Janis L. Harwell Janis L. Harwell Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to the Director Compensation Program under the Intermec, Inc. 2008 Omnibus Incentive Plan.